UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

Worldwide Specialty Chemicals Inc. –

(Exact name of registrant as specified in its charter)

Delaware –

(State or other jurisdiction of incorporation)

000-55554	47-5048026
(Commission File Number)	(IRS Employer Identification No.)

Downtown Republic Center, Suite 3100

325 N. Saint Paul Street, Dallas, TX 75201.

(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code: (469) 513-4198

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02	Departure of Directors or Certain Officers; Election of Certain Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective May 18, 2018, Mr. Paul Williams has been appointed to the Board of Directors of Worldwide Specialty Chemicals, Inc. (the “Company”) in Dallas, Texas. Contemporaneously with such appointment, the Board of Directors of the Company has appointed Mr. Williams to assume the role of Chief Financial Officer.

Mr. Williams graduated from Austin College in Sherman, Texas is 1978 and the Institute for Organization Management in Washington, DC in 1982. Since 2007, Mr. Williams has served as Chief Executive Officer of Bison Financial Group, Inc. in Plano, Texas, a corporate financial advisory and business development firm serving middle market growth companies. Mr. Williams personally provides corporate financial advisory and business development consulting services.

In addition, Mr. Williams also serves as an officer and director of two other public companies. Mr. Williams currently serves as Vice Chairman of the Board & Chief Financial Officer of Financial Gravity Companies, Inc. (OTCQB: FGCO) in Allen, Texas since 2015. Mr. Williams also currently serves as Chairman of the Board & Chief Financial Officer of Light Engine Design Corp. (OTC: TLED) in Tempe, Arizona since 2017.

Mr. Williams also serves as an officer and director of three other private companies. Mr. Williams currently serves as: Vice Chairman of the Board & Chief Financial Officer of Dynamic Chemical Solutions, Inc. in Frisco, Texas since 2016; Chairman of the Board & Chief Financial Officer of Curtis Mathes, Inc. in Frisco, Texas since 2013; and Chairman of the Board of Championship Sports Group, Inc. in Frisco, Texas since 2012.

Mr. Williams also currently serves on the Board of Directors and Executive Committee of the Frisco Chamber of Commerce and served as their Chairman of the Board in 2007. In 2009, he was recognized as the CFO of the Year for North Texas by the Dallas Business Journal.

The breadth of Mr. Williams’ entrepreneurial and financial services experience led the Board of Directors to the conclusion that he is qualified to serve as a director for the Company. Mr. Williams specific experience qualifications, attributes or skills that led to the conclusion that he should serve as a director for the Company:

•	Over 40 years of business experience, primarily in capital markets and mergers & acquisitions.
•	Chief Executive Officer of Bison Financial Group, Inc., a corporate financial advisory and business development firm serving middle market growth companies.
•	Has served as both an officer and director of other public companies.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Specialty Chemicals Inc.
(Registrant)

Date: May 21, 2018	By:	/s/ E. Thomas Layton
Name: E. Thomas Layton Title: Chairman/Chief Executive Officer